Exhibit 99.2

Presentation Outline for Presentation at 11th Oil and Gas Conference August 15, 2006

Slide 1 - Continuing Growth The 11th Oil and Gas Conference August 13-17, 2006 James E. Sigmon, President and CEO

Slide 2 - Corporate Information
- Headquarters: The Exploration Company; 500 North Loop 1604 East, Suite 250; San Antonio, Texas 78232; Phone: (210) 496-5300; Fax: (210) 496-3232; www.txco.com
- Contacts: James E. Sigmon, President and CEO, jsigmon@txco.com Roberto R. Thomae, Vice President-Capital Markets, bthomae@txco.com
- TXCO - NASDAQ Listed
- Forward-Looking Information - Information presented herein which is not historical, including statements regarding TXCO's or management's intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include those relating to estimated financial results, or expected prices, production volumes, reserve levels and number of drilling locations. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns effecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. More information about potential factors that could affect the company's operating and financial results is included in TXCO's annual report on Form 10-K for the year ended Dec. 31, 2005 and its Form 10-Q for the quarter ended June 30, 2006. These reports and TXCO's previously filed documents are on file at the Securities and Exchange Commission and can be viewed on TXCO's Web site at www.txco.com, copies of which are available from the Company without charge.

Slide 3 - TXCO: A Profile
Map of South Central United States of America with Maverick and Marfa Basins indicated.
-     Full-Cycle Exploration Company
       -  Lease / generate prospects / drill / produce
-     Multiple Emerging Resource Plays
Maverick Basin
-     Continues as core focus
       -   Glen Rose Porosity oil play
       -   4 rigs in operation
-     1,000's of potential drilling prospects
-     99% of reserves -- 41.0 Bcfe
       -   ~78% oil
-     Significant multi-play potential
Marfa Basin
-     Drilling to start this month
       -   1 rig in operation
-     Provides new growth opportunities
-     50% WI in 140,000 gross acres
-     Prospective for Barnett and Woodford shales

Slide 4 - Strategic Alternatives Results Laid Foundation for Growth

-   TXCO Gained Enhanced Shareholder Value, Accelerated Existing Business Plan
-   EnCana Partnered with TXCO in Maverick Basin
     -   Confirmed basin's high potential
     -   Emerging resource plays
     -   Reaffirms TXCO's historical focus
-   $80 Million, All-Cash Transaction
     -   Deleveraged balance sheet -- very low debt
     -   Enhanced liquidity
-   TXCO Increased Interest In Key Glen Rose Porosity Oil Play
-   Acquired Marfa Basin -- West Texas Shale Play
-   Accelerated San Miguel Tar Sand Project

Slide 5 - TXCO's Maverick Basin Focus Area
Map focusing in on TXCO's Maverick Basin lease area that indicates by shading the acreage covered by the EnCana joint venture and TXCO's Glen Rose/San Miguel acreage, as well as outlining the acreage covered by 3-D seismic data.
-   TXCO Acreage Block, 650,000 gross acres, 549,000 net acres
-   Over 90% 3-D seismic coverage
-   603,000 acres of data

Slide 6 - Maverick Basin Cross Section
Drawing showing the relative positions of the following geologic formations:  Escondido, Olmos / CBM, San Miguel, Anacacho, Austin Chalk, Eagle Ford, Buda, Del Rio, Georgetown, Pryor, McKnight, Glen Rose, Pearsall, Pine Island, Sligo, Hosston and Jurassic. The slide also indicates 8 of the formations as potential resource plays (those have been underlined above).
-     20+ Productive Zones, Thousands of Drilling Prospects

Slide 7 - Maverick Basin Core Focus Glen Rose Porosity Oil Play
Picture of seismic data for a portion of the Maverick Basin lease with a span of 30 miles indicated with TXCO wells drilled for 2002 through 2005, 2006 wells, wells currently drilling, and 2006 focus areas indicated.
-    63 TXCO wells drilled since 2002 discovery
-   300+ potential drilling locations in inventory
-   2 rigs currently drilling
-   Reserves targeted/well
      -    EUR 140,000 Bbls
-    Drilling costs
      -  Horizontal -- $1.0-1.25 million

Slide 8 - 3-D Seismic Imaging Defines Glen Rose Porosity Locations Close up of seismic data for a portion of the lease with Porosity 'pods' and existing wells and a 6-mile span indicated.

Slide 9 - Glen Rose Porosity Oil Sales Show Continuing Rapid Growth
Bar chart showing oil sales from the Glen Rose Porosity by quarter for the last five quarters, and ranging from 335 BOPD for second-quarter 2005 to 2,019 BOPD for second-quarter 2006. A 504% increase is indicated.

Slide 10 - Glen Rose Porosity Production Type Curve -- Actual
Line chart indicating production curves for the types of wells indicated in the table. Also marking each line with a star indicating the payout point.
-   GR Porosity Type Well EUR: 140,000 Bbls
-   Payout based on 36 MBbls @ $50 per Bbl

Type                            No. Wells                 Cum Prod.              EUR
Best Well                                                        283 MB             428 MB
Horz >1,000' in Zone              5                      169 MB             229 MB
Horz < 1000' in Zone              4                        73 MB             111 MB
Vertical                                 16                        89 MB               95 MB
Horz < 200' in Zone                4                        41 MB               45 MB
Horz -- Not in Zone                8                        30 MB               37 MB
  Total Commercial Wells     37

Slide 11 - TXCO's Other 2006 Maverick Basin Plays
Drawing of geological formations with relative location of following plays indicated.
San Miguel Waterflood
-   Sales = 172 BOPD (1H06)
-   120+ potential infill locations
-   Current 2006 plan
     -   10 gross wells (100% WI)
     -   $3M CAPEX
Georgetown Formation
-   Gas and oil play
-   Sales = 76 BOPD (1H06)
-   300+ potential drilling locations
-   Current 2006 plan
     -   10 gross wells (100% WI)
     -   $6.6M CAPEX
Pearsall Formation
-   Deep gas play
-   EnCana JV (50% WI)
-   Current 2006 plan
     -   8 gross wells
     -   $8M CAPEX

Slide 12 - Maverick Basin's Tar Sand Resource Play
Map of Kinney, Maverick, Zavala and Dimmit Counties indicating the core area for San Miguel tar sand, primarily in northern Maverick County. .
-    7-10 billion Bbls* estimated in place -- basin wide
-   Experienced Canadian partner -- Pearl E&P (50% WI)
     -   Carried TXCO on first two wells and steam generation facilities
-   Analogous to Canadian Athabasca region's Cold Lake field
-   Current technologies, higher oil prices improve economics
* Revised internal estimates based on advanced geologic review

Slide 13 - Maverick Basin Tar Sand
Picture of portable steam generator and water, oil and diluent tank battery.
-   Steaming now under way on initial 2-well pilot
-   26 pilot wells scheduled for 2nd half of 2006

Slide 14 - Pearsall Shale Gas Resource Play
Map of Maverick Basin lease area that indicates area prospective for Pearsall and areas where the rights to that formation are owned by TXCO or EnCana.
-   EnCana operator, 50% WI
-   Unconventional gas play
-   Blanket presence
-   Overpressured formation
-   Horizontal drilling and fracturing
-   3-D seismic defined
-   Initial drilling to start in August 2006
-   Historical production averaged 475 MMcfe per well from vertical wells drilled and completed without 3-D seismic, advanced drilling, fracturing or stimulation techniques

Slide 15 - Pearsall Type Log From Existing Production
Slide contains logs for the Los Cuatros Field (early 1970s).
-   20+ Bcfe production, vertical wells, no advanced technology
-   Mud log has strong gas shows throughout Pearsall interval source rock

Slide 16 - TXCO's Maverick Basin Pipeline-Marketing Synergy
Map of pipeline superimposed over Maverick Basin lease map, indicating TXCO acreage, TXCO's Maverick-Dimmit Pipeline System, Area Pipelines, Compressor stations and Delivery points, as well as indicating the relative location of the Eagle Pass and Carrizo Springs communities and Mexico.
-     Strong infrastructure
-     Operational synergies
-     91-mile system provides:
       -  Higher netback
       -  U.S. / Mexico markets
       -  Ongoing cost savings
       -  Multiple delivery points
-     35 MMcfd current capacity
-     33% capacity utilization
-     100 MMcfd capacity potential
-     Enhanced basin-wide production monitoring

Slide 17 - New West Texas Shale Play
Map of south central US, indicating the Ouachita and Appalachian Thrusts; the Marathon, Llano and Ozark uplifts; the Marfa, Delaware, Val Verde, Kerr, Fort Worth, Arkoma, and Black Warrior basins, and locations where Barnett, Woodford and Fayetteville Shales have been developed. Map also indicates location of the Maverick Basin.
-     Underexplored Marfa Basin lies along Ouachita Overthrust

Slide 18 - Marfa Basin Well Log Cross Section
Copy of logs for Exxon's J.P. Kennedy #1, El Paso Natural Gas Co.'s Simpson #1 and Pure Oil Co's J.F. Lane #1 wells. Each log indicates the Pennsylvanian/Mississippian Gas-Bearing Shale Wedge (Barnett Shale), the Mississippian Lime, Woodford Shale and Devonian portions.

Slide 19 - Marfa Basin Prospect
-     Underexplored Basin Along Ouachita Overthrust
       -   Geologically Similar to Gas-Prone Fort Worth And Arkoma Basins
-     Excellent Geochemical Characteristics
       -   Barnett and Woodford shales present
       -   400' - 1,200' thick shales
       -   High gas-in-place potential
       -   Organically rich -- good TOC
       -   Thermally mature in gas window
-     Initial Exploration/Development in 3rd Quarter 2006
       -   2 wells planned -- 1st Woodford test now under way
-     Other Leading Shale Players in Adjacent Delaware Basin
       -   EnCana, ConocoPhillips, EOG, Quicksilver, Carrizo, Petrohunt, etc.

Slide 20 - TXCO's Marfa Basin Lease Block
Map of south central US indicating the location of the Marfa basin, with enlargement showing the TXCO, Quicksilver and Carrizo acreage and the relative position of the Marfa and Alpine communities.
-     TXCO acreage block acquired October 2005
-     50% WI in 140,000 gross acres

Slide 21 - New Marfa Basin Partner
-  Continental Resources Inc. Acquired 50% Interest in Entire Block in April
-  Continental -- New TXCO Partner
    -   Established private firm, filed S-1 to go public
    -   Focus on large, repeatable resource plays
    -   Expertise in horizontal drilling, enhanced recovery, advanced-fracture stimulation, shale gas plays
-   Continental Serves as Operator
    -   Re-entry now under way

Slide 22 - Continuing Organic Reserve Growth
Line chart shows reserves in Bcfe by formation in layers, by year for the period from 2001 to 2005, and at June 30, 2006, for: Glen Rose - oil; Glen Rose - gas; San Miguel - oil; Georgetown - gas; Georgetown - oil; Other Formations; and, Williston Basin - oil. The chart shows the growth in oil reserves from the San Miguel, and Glen Rose formations and the growth in gas reserves in the Glen Rose formations over the years. Also indicates a drop in gas reserves after the EnCana sale, with a 30% CAGR in proved reserves over the period presented.
-     June 30, 2006 proved reserves were 41.5 Bcfe -- 50% proved developed
-     Net of 1.4 Bcfe in proved reserves sold to EnCana, September 2005
See appendix for definitions

Slide 23 - TXCO Operational Snapshot

-  874,000 Gross Acres in Leasehold
   -  Maverick Basin -- 650,000 acres (549,000 net)
   -  Marfa Basin -- 140,000 acres (67,500 net)
   -  Williston Basin -- 84,000 acres (83,000 net)
-  June 30, 2006, Overall Reserve Make Up
   -  41.5 Bcfe -- 49.9% Proved Developed
   -  78% Oil -- 5.4 MMBbls
   -  22% Gas -- 8.9 Bcf
-  Oil and Gas Sales
   -  1st Half 2006 sales -- 2.7 Bcfe / 443,110 BOE
       -  Production mix 78% oil / 22% gas
   -  Accelerating Glen Rose Porosity oil production
       -  2Q05-to-2Q06 average daily sales up 504%
   See appendix for definitions

Slide 24 - Capitalization, Credit Statistics

Slide contains a data table entitled "TXCO's Stronger Financial Position" and a bar chart entitled "Stockholder Equity Growing," as follows:
data box
  ($ millions)                                                                           1H05                                    1H06
Capital Structure
Cash                                                                                     $   1.9                                  $  22.7
Bank Debt                                                                                24.4                                       0.0
Preferred Shares                                                                        16.0                                       0.0
Stockholder Equity                                                                    62.3                                    119.5
Total Capitalization                                                               $ 102.7                                 $ 119.5

Credit Statistics
Debt/Cap                                                                                39.3%                                    0.0%
Debt/Ebitda                                                                               4.5x                                     0.0x
Ebitda/Interest Expense                                                             5.0x                                  131.3x
Debt/Proved Reserves ($/Bcfe)                                              $  0.97                                  $  0.00

The bar chart shows Stockholder Equity, "Debt-Preferred Stock", and "Debt-Bank and Other" by year for 2001 through 2005, and at June 30, 2006. Actual dollar amounts not indicated. Stockholder Equity in shown as growing steadily from under $25 million in 2001 to almost $120 million in June 30, 2006. Bank and Other debt is shown as growing from about $1 million in 2001 to almost $20 million in 2004, before being eliminated in 2005. Preferred Stock debt first appears in 2003 at about $16 million, which is also shown in 2004, and was eliminated in 2005.

Slide 25 - Key Metrics Demonstrate Stronger 2nd Quarter Earnings

($ in millions, except per share amounts)                                   2Q06                                    2Q05
Oil & Gas Sales                                                                     $ 15.9                                   $   8.9
Total Revenues                                                                      $ 19.6                                   $  15.5
Operating Income                                                                   $   6.9                                   $   0.6
Net Income                                                                            $   4.0                                   $  (1.0)
Earnings per Share                                                                 $  0.12                                  $ (0.04)
Ebitdax                                                                                  $  11.8                                   $   5.6
Ebitda                                                                                    $   11.6                                  $   4.8
* See Ebitda/Ebitdax reconciliation on TXCO's Web site

Slide 26 - 1H06 Private Placement Transaction Summary
-     Net Proceeds                             $29.8 million
-     Security                                     Common stock
-     Shares Sold                               3.0 million
-     Use of Proceeds                        Increased CAPEX budget for:
                                                         -  Drilling rig acquisition
                                                         -  Glen Rose Porosity wells
                                                         -  Marfa Basin wells
                                                         -  San Miguel tar sand pilot
                                                         -  General corporate purposes
-     Co-Placement Agents               A.G. Edwards and BMO Capital Markets (Harris Nesbitt)

Slide 27 - Revised 2006 CAPEX Guidance

Slide contains two pie charts showing budget dollars, number of wells and, in some cases, % for focus areas and Other. The first pie chart is titled "Initial CAPEX -- 57 wells", as follows:
       Glen Rose -- 28 Wells, including 24 Porosity wells -- $23.3 million -- 54%; Georgetown --
       10 Wells -- $6.6 million -- 15%; Other -- $2.4 million; Pena Creek San Miguel -- 10 Wells -- $3.0        million; and Pearsall -- 8 wells -- $8.0 million -- 18%.
The second pie chart is titled "Revised CAPEX -- 90+ Wells" and shows expanded activity and focus areas, as follows:
       Glen Rose -- 36 wells, including 32 porosity wells -- $30 million -- 42%; Pearsall -- 8 wells -- $8.0        million -- 11%; Georgetown -- 10 Wells -- $6.6 million; Other -- $2.4 million; Pena Creek San        Miguel -- 10 Wells -- $3.0 million; Drilling Rig -- $5 million; Marfa -- 2 Wells -- $5 million;
       and San Miguel Tar Sand -- 26 Wells -- $12 million -- 17%.
-   2006 target: $70 million --$80 million
-   150% increase over initial 2005 CAPEX
-   Focus on Glen Rose Porosity oil play

Slide 28 - TXCO's New Drilling Rig
-   Increased Operating Flexibility, Lower Costs
-   Currently Being Refurbished
-   Expected to Enter Service During 3rd Quarter
-   Good Match for All TXCO Projects In the Maverick Basin
    -   900 horsepower
    -   Rated to 9,500 feet

Slide 29 - Key Indicators Confirm Growth

Slide contains a data box and three bar charts:
-   Rolling 3-Year Metrics 2003 - 2005
     -   Production Replacement - 220%
     -   Drillbit Gross Profit ROI - 185%
     -   Drillbit F&D Cost/Mcfe - $2.98
Chart 1 -- Bar chart indicating EBITDA, EBITDAX by year in millions for 2001 through 2005 and for first-half 2006. Actual dollar amounts not indicated. EBITDA ranges from approximately $5 million in 2001 to over $20 million in 2005. EBITDAX ranges from under $10 million in 2001 to almost $25 million in 2005.
Chart 2 -- Bar chart indicating Proved Reserves* in Bcfe by year for oil and gas for 2001 through 2005 and at June 30, 2006, as follows: Oil -- 2001 - 1.8, 2002 - 8.9, 2003 - 12.8, 2004 - 20.2, 2005 - 29.6, and 1H06 - 32.6; Gas -- 2001 - 11, 2002 - 14.7, 2003 - 15.6, 2004 - 17.7, 2005 - 9.9, and 1H06 - 8.9.
Chart 3 -- Bar chart indicating Total Revenues by year for 2001 through 2005 and for first-half 2006 in millions. Actual dollar amounts not shown. Ranges from about $14 million in 2001 to about $67 million in 2005.
*  Reflects sale to EnCana at Sept. 1, 2005

Slide 30 - TXCO's 1-Year Stock Performance

Line chart shows stock performance for TXCO, TXCO Peers, S&P 500 and Dow Jones weekly for August 2005 through July 2006. Beginning and ending prices labeled as $4.68 and $11.75, respectively. Sections are labeled, as follows:
-   August - September 2005 -- Strategic Alternatives Review
-   September 2005 -- EnCana Sale
-   January 2006 -- A.G. Edwards Coverage
-   April 2006 -- A.G. Edwards, BMO Capital Markets, C.K. Cooper Upgrades
TXCO -- The Exploration Company; TXCO Peers -- BEXP, CRZO, CWEI, DBLE, EPEX, GSX, ABP, MCF, NGAS, PLLL, PQ; Standard & Poor's 500 Stock Index; Dow Jones Industrial Average
Source: Bloomberg

Slide 31 - TXCO's Transition To Institutional Ownership
Chart indicating number of total shareholders and number of institutional shareholders, by year from 1998 through present, with percentage of shares held by institutions indicated for 2002 and later periods. Total shareholders ranges from around 4,000 from 1998 through 2002 to about 7,000 shares in 2005 and at present -- actual numbers not shown. Total institutional holders shown as follows: 1998 -- zero; 1999 -- 2; 2000 -- 1; 2001 -- 4; 2002 -- 21 -- 9%; 2003 -- 18 -- 14%; 2004 -- 29 -- 37%; 2005 -- 33 -- 39%; and 2006 to date -- 75 -- 53%.

Slide 32 - Why Own TXCO Now?
-     Dominate Position in the Maverick Basin
      -   Multiple emerging resource plays
      -   1,000's of potential drilling locations
      -   Increased WI in core Glen Rose Porosity oil play
      -   Tar Sand steaming project now under way
      -   Integrated infrastructure
-     EnCana JV: Accelerates Growth, Validates Acreage
-     Marfa Basin West Texas Shale Play Provides Significant Growth Potential
      -   Prospective for Barnett and Woodford shales
-     Accelerating Reserve and Production Growth
-     Exploration Team with Proven Track Record
       -   Demonstrated basin's multi-play/multi-pay potential
       -   Advanced technologies mitigate risk
-     Now on NASDAQ Global Select Market Tier

Slide 33 - Continuing Growth Visit us on the Web at www.txco.com

Slide 34 - Appendix
-   Acreage Position -- Gross / net mineral acres held under lease or option
-   Average Daily Sales Volumes -- Sales volumes approximate field production volumes after the impact of fuel, shrink, venting and / or downtime related to pipeline curtailment, amine / processing plant capacity, weather, compression, or routine repairs and maintenance.
-   BOPD / BOEPD -- Barrels of oil per day / Barrels of oil equivalent per day
-   CAGR -- Compound annual growth rate
-   Cash Flows -- Net cash provided by operating activities
-   Debt-to-Capitalization Ratio -- Total debt over (total debt plus total stockholder equity)
-   Drillbit Finding and Development Costs -- Per Mcfe, including exploration costs and actual drilling costs incurred compared to the volume of new reserves added, prior to any revisions in engineering estimates.
-   Ebitdax and Ebitda -- See the Investor Relations section of the Company's Web site at www.txco.com for a reconciliation of non-GAAP financial measures.
-   Enterprise Value -- Diluted shares (assuming exercise of all outstanding options and warrants), times share price, plus debt, plus preferred equity, less cash and equivalents.
-   EUR -- Estimated ultimate recovery, as estimated by independent reservoir engineers.
-   Gross Profit -- Oil and gas revenues less operating expenses and G&A costs
-   Gross Profit Return on Investment -- Gross Profit divided by Finding and Development Costs
-   MBbls / MMBbls - Thousand / million barrels of oil
-   Mcf -- Thousand cubic feet of gas
-   MMcfd -- Million cubic feet of gas per day
-   Mcfe / MMcfe / Bcfe / Tcfe -- Thousand cubic feet equivalent / Million cubic feet equivalent / Billion cubic feet equivalent / Trillion cubic feet equivalent
-   Proved Reserves -- Interim estimates internally generated. Year-end estimates prepared by independent reservoir engineers. Reserve estimates prepared in accordance with SEC and FASB requirements.
-   ROI -- Return on investment
-   TOC -- Total organic carbon present in a formation. A basic chemical analysis of source rock.
-   WI -- Working interest